UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                FORM 8-K
                          -----------------------

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  February 3, 2016

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                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		001-36769	47-2449198
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                              FEBRUARY 8, 2016


ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            CHANGE IN FISCAL YEAR

        On February 3, 2016, the board of directors of the Company approved and adopted the Third Amended and Restated Bylaws ("Bylaws") of the Company. The changes enacted by the Bylaws are outlined below.

- The Board of Directors may make rules and regulations of the conduct and order of business of shareholder meetings it deems necessary.

- The Company may provide notice of annual and special shareholder meetings electronically in a manner authorized by the shareholder.

- The Company may make the shareholder list available to shareholders on a reasonably accessable electronic network.

- The record date for a shareholder meeting cannot be more than 70 days or less than 10 days prior to the date of the meeting.

- The Bylaws add an advance notice requirement for director nominations by shareholders consistent with the provision in the Company's Articles of Incorporation.

- The Company may deliver notice of a meeting to directors electronically.

- The Board may execute a unanimous written consent by means of electronic communication. A reply by a director of his intent to authenticate the document shall suffice as a signature.

- The Executive Committee may appoint the Chief Executive Officer as a member of the Executive Committee.

- The indemnification provision adopted in the Bylaws requires the Company to indemnify and hold harmless, to the fullest extent permitted by law, a person who is made a party to or is threatened to be made a party to a proceeding because of such person's service to the Company, against expenses, including attorneys' fees. The Bylaws also set forth indemnification procedures.

- The Bylaws include a forum selection clause, under which certain proceedings against the Company shall be held in the state court of Duval County, Florida, or, if no state court located in Duval County has jurisdiction, the federal district court for the Middle District of Florida.


ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        On February 3, 2016, the Company held its 2016 Annual Meeting of Shareholders (the "Annual Meeting"). There were 9,796,990 shares entitled to be voted. 9,278,254 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

        (1) The shareholders voted to elect each of the six (6) director nominees.

        (2) The shareholders voted to ratify the Audit Committee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2016.


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        (3)     The shareholders approved on an advisory basis of the
compensation of the Company's named executive officers as disclosed in the proxy statement.

        The Company's inspector of elections certified the following vote tabulations:


Board of                          Votes          Votes         Broker
Directors Nominee                  For          Withheld      Non-Votes
--------------------            ---------      ---------      ---------
John D. Baker II                8,187,535        117,184        973,535
Thompson S. Baker II            8,294,425         10,294        973,535
Charles E. Commander III        8,293,825         10,894        973,535
H.W. Shad III                   8,293,825         10,894        973,535
Martin E. Stein, Jr.            8,189,733        114,986        973,535
William H. Walton III           8,280,784         23,935        973,535


Ratification of                   Votes          Votes          Votes
Independent Auditor                For          Against        Abstain
--------------------            ---------      ---------      ---------
                                9,263,419         14,832              3


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Advisory Vote on           Votes         Votes         Votes        Broker
Executive Committee         For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         8,270,805        33,236           678       973,535


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (d)     Exhibits.

        3(ii) FRP Holdings, Inc. Third Amended and Restated Bylaws, dated February 3, 2016.


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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.


Date:  February 8, 2015         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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